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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 29, 1997



                               KOGER EQUITY, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Florida                    1-9997                  59-2898045
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  (State of incorporation         (Commission             (IRS Employer
       or organization)            File Number)          Identification No.)



   3986 Boulevard Center Drive
       Jacksonville, Florida                                   32207
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  (Address of principal executive offices)                   (Zip Code)



  Registrant's telephone number:        (904) 398-3403
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                                       N/A
  --------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         Exhibit 10(k)(5)(b) was inadvertently omitted from the Form 8-K, dated December 29, 1997. Accordingly, this Form 8-K/A is filed for the purpose of including the aforesaid Exhibit in the original Form 8-K. This exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

             Exhibit Number      Description of Exhibit
             --------------      ----------------------
                  10(k)(5)(b)       The Assignment of Leases and Rents  dated as
                                    of December 29, 1997, relating to that
                                    portion of the Collateral located in the
                                    State of South Carolina from Koger to, and
                                    in favour of, the Lenders.




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                                    SIGNATURE

         Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  KOGER EQUITY, INC.



Date: February 4, 1998                       By: /s/ W. Lawrence Jenkins
                                                 ------------------------------
                                                   W. Lawrence Jenkins
                                                   Title:  Vice President and
                                                   Corporate Secretary


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                                  EXHIBIT INDEX

         The following designated exhibits are filed herewith:

Exhibit
-------
10(k)(5)(b)           The Assignment of Leases and Rents dated as of December
                      29, 1997, relating to that portion of the Collateral
                      located in the State of South Carolina from Koger to, and
                      in favour of, the Lenders.






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